Exhibit 1.1

25,000,000 Units

Laris Media Acquisition Corp

Units, each consisting of one Class A ordinary share,
$0.0001 par value, and one-third of one warrant

UNDERWRITING AGREEMENT

[●], 2021

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue,

New York, N.Y. 10010-3629

Ladies and Gentlemen:

Laris Media Acquisition Corp, a Cayman Islands exempted company (the “Company”), proposes to issue and sell to Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC (the “Underwriters”) an aggregate of 25,000,000 units (the “Units”) of the Company (the “Firm Securities”).

The Company also proposes to issue and sell to the Underwriters not more than an additional 3,750,000 Units (the “Additional Securities”), if and to the extent that the Underwriters shall have determined to exercise the right to purchase such Units granted to the Underwriters in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.”

Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) and one-third of one redeemable warrant of the Company, with each whole warrant entitling its holder, upon exercise thereof, to purchase one Ordinary Share. The Ordinary Shares (the “Public Shares”) and the warrants (the “Public Warrants”) included in the Units will not trade separately until the 52nd day following the date of the Prospectus (as defined below) (or, if such date is not a business day, the following business day), unless the Underwriters inform the Company of their decision to allow earlier separate trading, subject to (a) the Company’s preparation of an audited balance sheet reflecting the receipt by the Company of the proceeds of the Offering (as defined below), (b) the filing of such audited balance sheet with the Commission (as defined below) on a Current Report on Form 8-K or similar form by the Company that includes such audited balance sheet, and (c) the Company having issued a press release announcing when such separate trading will begin. Each whole Public Warrant entitles its holder, upon exercise thereof, to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment, during the period commencing on the later of thirty (30) days after the completion of the Company’s initial Business Combination (as defined below) and twelve (12) months from the date of the consummation of the Offering and terminating on the five-year anniversary of the date of the completion of such initial Business Combination or earlier upon redemption or Liquidation (as defined in Section 6(ll) hereof); provided, however, that pursuant to the Warrant Agreement (as defined below), no fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. As used herein, the term “Business Combination” (as described more fully in the Prospectus) shall mean a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or assets involving the Company.

The Company has entered into an Investment Management Trust Agreement, dated as of the date hereof, with Continental Stock Transfer & Trust Company (“CST”), as trustee, in substantially the form filed as Exhibit 10.3 to the Registration Statement (as defined below) (the “Trust Agreement”), pursuant to which the proceeds of the Offering and certain proceeds from the sale of the Private Placement Warrants (as defined below) will be deposited and held in a U.S.-based trust account (the “Trust Account”) for the benefit of the Company, the Underwriters and the holders of the Firm Securities and the Additional Securities, if and when issued.

The Company has entered into a Warrant Agreement, dated as of the date hereof, with CST, as warrant agent, with respect to the Public Warrants, the Private Placement Warrants and certain warrants of the Company that the Company may issue to the Sponsor or its affiliates or the Company’s officers and directors upon conversion of working capital loans made by such parties to the Company (the “Working Capital Warrants”), in substantially the form filed as Exhibit 4.3 to the Registration Statement (the “Warrant Agreement”), pursuant to which CST will act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption, and exercise of the Public Warrants, the Private Placement Warrants and the Working Capital Warrants.

The Company has entered into a Securities Subscription Agreement, dated as of February 19, 2021, with Laris Media Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), filed as Exhibit 10.5 to the Registration Statement (the “Founder Shares Subscription Agreement”), pursuant to which the Sponsor purchased an aggregate of 7,187,500 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares”), for an aggregate purchase price of $25,000. Up to 937,500 Founder Shares are subject to forfeiture by the Sponsor depending on the extent to which the Underwriters do not exercise their right to purchase Additional Securities). The Founder Shares are substantially similar to the Public Shares, except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

The Sponsor has entered into a Share Transfer Agreement, dated as of May 7, 2021, with each of Margaret O’Brien, Junko lo Sheehan, Elon Spar, the Bromley Family Trust, Andrew McInnes and Rob Stevenson pursuant to which the Sponsor transferred 25,000 Founder Shares to each of Margaret O’Brien, Junko lo Sheehan, Elon Spar, the Bromley Family Trust, Andrew McInnes and Rob Stevenson (none of which Founder Shares are subject to forfeiture).

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The Company has entered into a Warrant Purchase Agreement, dated as of the date hereof, with the Sponsor, in substantially the form filed as Exhibit 10.6 to the Registration Statement (the “Warrant Purchase Agreement”), pursuant to which the Sponsor agreed to purchase an aggregate of 5,000,000 warrants of the Company (or 5,500,000 warrants if the Underwriters’ over-allotment option is exercised in full), with each warrant entitling the holder to purchase one Share for $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”). The Private Placement Warrants are substantially similar to the Public Warrants, except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

The Company has entered into a Registration Rights Agreement, dated as of the date hereof, with the Sponsor and certain of the Company’s officers and directors, in substantially the form filed as Exhibit 10.4 to the Registration Statement (the “Registration Rights Agreement”), pursuant to which the Company has, among other things, granted certain registration rights in respect of the Founder Shares, the Private Placement Warrants, the Working Capital Warrants and the Shares underlying the Founder Shares, the Private Placement Warrants and the Working Capital Warrants (which Working Capital Warrants will be substantially similar to the Private Placement Warrants).

The Company has caused to be duly executed and delivered a letter agreement, dated as of the date hereof, by and among the Sponsor and each of the Company’s officers and directors, in substantially the form filed as Exhibit 10.2 to the Registration Statement (the “Insider Letter”).

The Company has entered into an Administrative Services Agreement, dated as of the date hereof, with the Sponsor, in substantially the form filed as Exhibit 10.8 to the Registration Statement (the “Administrative Services Agreement”), pursuant to which the Company will pay to the Sponsor or an affiliate of the Sponsor a monthly fee of up to $10,000 for office space, administrative and support services.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-254533), including a prospectus, relating to the Securities. That registration statement, as amended at the time it was declared effective by the Commission under the Securities Act (the date and time of such declaration of effectiveness, the “Effective Date”), including the exhibits and schedules thereto, as well as the information (if any) (the “Rule 430A Information”) deemed to be part of the registration statement at the time it was declared effective pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed an abbreviated registration statement to register additional Units pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus relating to the Securities in accordance with the provisions of Rule 430A and Rule 424(b) under the Securities Act. Such prospectus in the form first used to confirm sales of Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.”

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For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus relating to the Securities used prior to the effectiveness of the Registration Statement under the Securities Act, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule II hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.

1.            Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriters that:

(a)         The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for any of those purposes or pursuant to Section 8A under the Securities Act are pending before or, to the Company’s knowledge, threatened by the Commission; the Company has complied with each request (if any) from the Commission for additional information.

(b)           (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, when it became effective, complied in all material respects with the Securities Act, (iii) each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, (iv) the Prospectus and any amendment or supplement thereto, at the time it is filed with the Commission, will comply in all material respects with the Securities Act, (v) at the time of each sale of the Securities in connection with the Offering when the Prospectus is not yet available to prospective purchasers, at the Closing Date (as defined in Section 4 hereof) and at any Option Closing Date (as defined in Section 2 hereof), any Individual Written Testing-the-Waters Communication (as defined in Section 1(pp) hereof) did not and will not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and complied in all material respects with the Securities Act, (vi) at the time of each sale of the Securities in connection with the Offering when the Prospectus is not yet available to prospective purchasers, at the Closing Date and at any Option Closing Date, none of (A) the Time of Sale Prospectus, and (B) any individual Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vii) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (viii) neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424 under the Securities Act, at the Closing Date or at any Option Closing Date, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein as set forth in Section 9(b).

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(c)          (i) At the time of filing the Registration Statement, (ii) as of the date of this Agreement and (iii) as of the Closing Date, the Company was, is and will be an Ineligible Issuer (as defined in Rule 405 under the Securities Act). The Company has not prepared or used any free writing prospectus.

(d)         The Company has filed with the Commission a registration statement on Form 8-A (file number 001-[●]) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Public Shares and the Public Warrants, which registration is currently effective on the date hereof. The Units, the Public Shares and the Public Warrants have been authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution, on The Nasdaq Capital Market (“Nasdaq”), and the Company knows of no reason or set of facts that is likely to adversely affect such authorization.

(e)           The Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, and has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into this Agreement, the Trust Agreement, the Warrant Agreement, the Founder Shares Subscription Agreement, the Warrant Purchase Agreement, the Registration Rights Agreement, the Insider Letter and the Administrative Services Agreement (such agreements collectively, the “Transaction Agreements”) and to carry out the transactions contemplated hereby and thereby; the Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, either (i) have a material adverse effect on the condition (financial or otherwise), earnings, business, properties, liquidity or results of operations or prospects of the Company, whether or not arising in the ordinary course of business or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention or interference described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”).

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(f)            This Agreement has been duly authorized, executed and delivered by the Company.

(g)           Each of the Transaction Agreements (other than this Agreement) has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable against the Company, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability (the “Enforceability Exceptions”).

(h)            Each of the Founder Shares Subscription Agreement and the Warrant Purchase Agreement has been duly authorized, executed and delivered by the Sponsor and is a valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms except as the enforceability thereof may be limited by the Enforceability Exceptions.

(i)            The Insider Letter executed by the Company, the Sponsor and each officer, director and director nominee of the Company, has been duly authorized, executed and delivered by the Company, the Sponsor, and, to the Company’s knowledge, each such officer, director and director nominee, respectively, and is a valid and binding agreement of the Company, the Sponsor and, to the Company’s knowledge, each such officer, director and director nominee, respectively, enforceable against the Company, the Sponsor and, to the Company’s knowledge, each such officer, director and director nominee, respectively, in accordance with its terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(j)            The Company has an authorized, issued and outstanding capitalization as of [DATE OF CAP TABLE] as set forth in the section of the Registration Statement, the Time of Sale Prospectus and the Prospectus entitled “Capitalization” under the column entitled “Actual” (except for subsequent issuances, if any, pursuant to this Agreement).

(k)        All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The offers and sales of the issued and outstanding securities of the Company were at all relevant times either registered under the Securities Act, the applicable state securities and Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements. The holders of outstanding securities of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Time of Sale Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares or other ownership interests in the Company are outstanding.

(l)            No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company from its inception through and including the date hereof, except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

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(m)          The Securities have been duly authorized and, when issued and delivered against payment therefor by the Underwriters pursuant to this Agreement, will be validly issued and fully paid.

(n)           The Public Shares have been duly authorized and, when issued and delivered against payment for the Securities by the Underwriters pursuant to this Agreement and registered in the Company’s register of members, will be validly issued, fully paid and non-assessable. The holders of the Public Shares are not and will not be subject to personal liability by reason of being such holders (except in exceptional circumstances such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstance in which a court may be prepared to pierce or lift the corporate veil) and the issuance of the Public Shares will not be subject to any preemptive or other similar rights.

(o)          The Public Warrants, when issued and delivered in the manner set forth in the Warrant Agreement against payment for the Securities by the Underwriters pursuant to this Agreement, will be duly issued and delivered, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(p)           The Ordinary Shares issuable upon exercise of the Public Warrants and the Private Placement Warrants have been duly authorized and reserved for issuance upon exercise thereof and, when issued and delivered against payment therefor pursuant to the Public Warrants and the Private Placement Warrants, as applicable, and the Warrant Agreement and registered in the Company’s register of members, will be validly issued, fully paid and non-assessable. The holders of such Ordinary Shares are not and will not be subject to personal liability by reason of being such holders (except in exceptional circumstances such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstance in which a court may be prepared to pierce or lift the corporate veil); the issuance of such Ordinary Shares is not and will not be subject to any preemptive or other similar rights; and all corporate action required to be taken for the authorization, issuance and sale of such Ordinary Shares (other than such execution (if applicable), countersignature (if applicable) and delivery at the time of issuance) has been duly and validly taken.

(q)           The Ordinary Shares issuable upon conversion of the Founder Shares have been duly authorized and reserved for issuance upon conversion thereof and, when issued and delivered in accordance with the terms of the Class B ordinary shares of the Company, will be validly issued, fully paid and non-assessable. The holders of such Ordinary Shares are not and will not be subject to personal liability by reason of being such holders (except in exception circumstances such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstance in which a court may be prepared to pierce or lift the corporate veil); the issuance of such Ordinary Shares is not and will not be subject to any preemptive or other similar rights; and all corporate action required to be taken for the authorization and issuance of such Ordinary Shares has been duly and validly taken.

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(r)          The Private Placement Warrants, when issued and delivered in the manner set forth in the Warrant Agreement against payment therefor by the Sponsor pursuant to the Warrant Purchase Agreement, will be duly issued and delivered, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(s)           The Company is not in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) the Company’s amended and restated Memorandum and Articles of Association (the “Articles of Association”), (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or affected, (iii) any statute, law, rule or regulation or (iv) any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, assets or operations; except in the case of clauses (ii) or (iv) above for any such breach, violation or default that would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(t)           The execution and delivery by the Company of, and the performance by the Company of its obligations under, each Transaction Agreement and the consummation of the transactions contemplated hereby or thereby do not and will not contravene, conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness or other financing instrument (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness or other financing instrument under) any provision of applicable law or the Articles of Association or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification or filing with, any governmental body, agency or court is required for the execution and delivery of, and the performance by the Company of its obligations under, any Transaction Agreement or the consummation of the transactions contemplated hereby or thereby, except such as may be required by (i) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, (ii) the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), (iii) any listing applications and related consents or any notices required by Nasdaq in the ordinary course of the listing of the Securities on Nasdaq or (iv) filings with the Commission pursuant to Rule 424(b) under the Securities Act.

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(u)           Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business, properties, liquidity or results of operations or prospects of the Company, whether or not arising in the ordinary course of business.

(v)          There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company, the Sponsor or their respective directors, director nominees or officers is a party or to which any of the properties of the Company or the Sponsor is subject other than (i) proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings, or (ii) that are not required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and that would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required (and the Time of Sale Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus).

(w)          The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(x)           Except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

(y)           (i) None of the Company or the Sponsor or, to the Company’s knowledge, any director, director nominee, officer or employee of the Company or the Sponsor or any affiliate of the Company or any agent or representative of the Company or of the Sponsor, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, or to any person in violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or any other applicable anti-corruption laws; (ii) the Company, the Company’s affiliates, and the Sponsor have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) the Company will not use, directly or indirectly, the proceeds of the Offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of the FCPA or any other applicable anti-corruption laws.

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(z)         The operations of the Company and the Sponsor are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes of jurisdictions where the Company and the Sponsor conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Sponsor with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(aa)         (i) None of the Company, the Sponsor, any director, director nominee, officer or employee of the Company or the Sponsor, or, to the Company’s knowledge, any agent, representative or affiliate of the Company or the Sponsor, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A)          the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(B)         located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii)           The Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)          to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

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(B)           in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise).

(iii)          The Company has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(bb)       Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding shares, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares other than ordinary and customary dividends; and (iii) there has not been any material change in the shares, short-term debt or long-term debt of the Company, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(cc)          The Company does not own or lease any property.

(dd)         No material labor dispute with the employees of the Company exists, or, to the Company’s knowledge, is imminent.

(ee)        The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(ff)          The financial statements included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together the related notes and schedules thereto, comply as to form with the applicable accounting requirements of the Securities Act and present fairly the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and presents fairly the information shown thereby. There are no financial statements (historical or pro forma) that are required by the Securities Act to be included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus that are not included as required. The Company is not party to any off-balance sheet transactions, arrangements, obligations (including contingent obligations), or other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. The statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data is consistent with the sources from which they are derived.

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(gg)        Marcum LLP (“Marcum”), which has certified certain financial statements of the Company and delivered its report with respect to the audited financial statements and schedules of the Company included in each of the Registration Statement, Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations adopted by the Public Company Accounting Oversight Board (United States).

(hh)        To the extent required by Rule 13a-15(e) under the Exchange Act, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ii)       To the extent required by Rule 13a-15(e) under the Exchange Act, the Company maintains effective disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms, and is accumulated and communicated to management of the Company, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding disclosure.

(jj)         Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any securities during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act.

(kk)        Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities that are required to be “integrated” pursuant to the Securities Act with the offer and sale of the Securities pursuant to the Registration Statement.

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(ll)          Except as set forth or contemplated in the Registration Statement and the Prospectus, the Company has filed all income and all other material tax returns required to be filed by it through the date of this Agreement or has requested extensions thereof (except where the failure to file would not, singly or in the aggregate, have a Material Adverse Effect) and has paid all income and all other material taxes required to be paid thereon (except for cases in which the failure to file or pay would not, singly or in the aggregate, have a Material Adverse Effect, or, except as currently being contested in good faith and for which adequate reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company which, singly or in the aggregate, has had (nor does the Company have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company and which, singly or in the aggregate, could reasonably be expected to have) a Material Adverse Effect.

(mm)       No stamp, documentary, issuance, registration, transfer, withholding, capital gains, income or other taxes or duties are payable by or on behalf of the Underwriters, the Company or any of its subsidiaries in the Cayman Islands or to any taxing authority thereof or therein in connection with (i) the execution, delivery or consummation of this Agreement save for stamp duty where this Agreement is executed in or brought into the Cayman Islands or produced before a Cayman Islands court, (ii) the creation, allotment and issuance of the Public Shares, or (iii) the sale and delivery of the Public Shares to the Underwriters.

(nn)       From the time of initial filing date of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(oo)        The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Underwriters with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications on its behalf. The Company reconfirms that the Underwriters have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. “Testing-the- Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of, or Rule 163B under, the Securities Act. “Written Testing-the-Waters Communication” means any Testing- the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

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(pp)        Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission thereunder (the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply with any applicable provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply.

(qq)       There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s officers, directors or director nominees, in their capacities as such, to comply with (as and when applicable), and immediately following the Effective Date the Company will be in compliance with, Nasdaq Marketplace Rule 5605. Further, there is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s officers, directors or director nominees, in their capacities as such, to comply with (as and when applicable), and immediately following the Effective Date the Company will be in compliance with, the phase-in requirements and all other provisions of the Nasdaq Stock Market LLC corporate governance requirements set forth in the Nasdaq Marketplace Rules.

(rr)          The Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

(ss)         All information contained in the questionnaires (the “Questionnaires”) completed by the Sponsor and, to the Company’s knowledge, the Company’s officers, directors and director nominees and provided to the Underwriters is true and correct and the Company has not become aware of any information that would cause the information disclosed in the Questionnaires completed by the Sponsor or the Company’s officers, directors and director nominees to become inaccurate and incorrect in any material respect.

(tt)          The Company has not identified or selected any specific acquisition target. Prior to the date hereof, neither the Company nor anyone on its behalf has, and as of the Closing Date, neither the Company nor anyone on its behalf will have initiated contact with any prospective acquisition target or had any substantive discussions, formal or otherwise, with respect to a possible Business Combination.

(uu)       Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no claims, payments, arrangements, contracts, agreements or understandings relating to the payment of a brokerage commission or finder’s, consulting, origination or similar fee by the Company, the Sponsor, or their respective affiliates, or any officer, director or director nominee of the Company with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company, the Sponsor or any such officer, director or director nominee of the Company, or their respective affiliates, that may affect the Underwriters’ compensation, as determined by FINRA.

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(vv)        Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or any other form of “underwriting compensation” as defined in Rule 5110(j)(22) of FINRA’s Conduct Rules and Supplemental Material .01 thereunder): (i) to any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any person that has been accepted by FINRA as a member of FINRA (a “Member”); or (iii) to any person or entity that has any direct or indirect affiliation or association with any Member, within the 180-day period prior to the initial filing date of the Registration Statement, other than payments to the Underwriters pursuant to this Agreement.

(ww)     Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, during the period beginning 180 days prior to the initial filing date of the Registration Statement and ending on the Effective Date, no Member and/or any person associated or affiliated with a Member has provided any investment banking, financial advisory and/or consulting services to the Company. No Participating Member (as defined in FINRA Rule 5110(j)(15)) in the Offering has received any underwriting compensation in connection with a prior proposed public offering that was not completed in accordance with the terms of an agreement between the Company and a Participating Member in the Offering.

(xx)         No officer, director, director nominee or beneficial owner of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a Participating Member in the Offering.

(yy)        To the Company’s knowledge, no Company Affiliate is an owner of shares or other securities of any Participating Member in the Offering (other than securities purchased on the open market).

(zz)          To the Company’s knowledge, no Company Affiliate has made a subordinated loan to any Member.

(aaa)        No proceeds from the sale of the Securities (excluding underwriting compensation as disclosed in the Time of Sale Prospectus and the Prospectus) will be paid by the Company to any Member, or any persons associated or affiliated with a Member.

(bbb)      The Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential Participating Member in the Offering, including any affiliate or associated person of, and any immediate family (as defined by FINRA Rules) of, such a Participating Member, within the 180-day period prior to the initial filing date of the Registration Statement.

(ccc)        No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement through the date of this Agreement has any affiliation or association with any Participating Member in the Offering.

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(ddd)      No Member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” means, if at the time of the Member’s participation in the Offering, any of the following applies: (A) the securities are to be issued by the Member; (B) the Company controls, is controlled by or is under common control with the Member or the Member’s associated persons; (C) at least 5% of the net offering proceeds, not including underwriting compensation, are intended to be: (i) used to reduce or retire the balance of a loan or credit facility extended by the Member, its affiliates and its associated persons, in the aggregate; or (ii) otherwise directed to the Member, its affiliates and associated persons, in the aggregate; or (D) as a result of the Offering and any transactions contemplated at the time of the Offering: (i) the Member will be an affiliate of the Company; (ii) the Member will become publicly owned; or (iii) the Company will become a Member or form a broker-dealer subsidiary.

(eee)        The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(fff)          The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other entity.

(ggg)       No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, director nominee, officer, shareholder, special advisor, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act or the Exchange Act to be described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus that is not described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or director nominees of the Company or any of their respective family members, except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director, director nominee or officer of the Company.

(hhh)       The Company has not offered, or caused the Underwriters to offer, the Securities to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

(iii)           Upon delivery and payment for the Securities on the Closing Date, the Company will not be subject to Rule 419 under the Securities Act and none of the Company’s outstanding securities will be deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act.

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(jjj)           To the Company’s knowledge upon due inquiry, except as described in the Prospectus, none of the Sponsor, directors, director nominees or officers of the Company is subject to a non-competition agreement or non-solicitation agreement with any employer or prior employer that could affect its ability to be and act in the capacity of shareholder, officer, director or director nominee of the Company, as applicable.

(kkk)        The statements in the Time of Sale Prospectus and the Prospectus under the headings “Principal Shareholders,” “Certain Relationships and Related Party Transactions,” and “Description of Securities” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings. There are no business relationships or related party transactions involving the Company or any other person required by the Securities Act to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.

(lll)          Under current laws and regulations of the Cayman Islands and any political subdivision thereof, all dividends and other distributions declared and payable on the Public Shares may be paid by the Company to the holder thereof in United States dollars or Cayman Islands dollars that may be converted into foreign currency and freely transferred out of the Cayman Islands and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein.

(mmm)     Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the courts of the State of New York, such judgments will be recognized and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment is given by a foreign court of competent jurisdiction, imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, is final, is not in respect of taxes, a fine or a penalty, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

(nnn)       Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Cayman Islands.

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(ooo)        It is not necessary under the laws of the Cayman Islands (i) to enable the Underwriters to enforce their rights under this Agreement provided that they are not otherwise engaged in business in the Cayman Islands, or (ii) solely by reason of the execution, delivery or consummation of this Agreement, for any of the Underwriters to be qualified or entitled to carry out business in the Cayman Islands.

Any certificate signed by any officer or director of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the Offering shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriters.

2.            Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Securities set forth opposite the Underwriter’s name in Schedule I hereto at $9.80 per Unit (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters, and the Underwriters shall have the right to purchase, severally and not jointly, up to 3,750,000 Additional Securities at the Purchase Price. The Underwriters may exercise this right in whole or from time to time in part by giving written notice to the Company not later than 45 days after the date of this Agreement. Any such written notice shall specify the number of Additional Securities to be purchased by the Underwriters and the date on which such Additional Securities are to be purchased. Each such purchase date must be at least two business days after the written notice is given and may not be earlier than the Closing Date or later than ten business days after the date of such notice; provided, however, that if such purchase date is the Closing Date, such written notice may be provided one business day prior to the Closing Date. Additional Securities may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. On each day, if any, that Additional Securities are to be purchased (any such day, other than the Closing Date, an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the same percentage of the total number of Additional Securities to be purchased on such day as the number of Firm Units listed next to the underwriter’s name in the table set forth on Schedule I bears to the total number of Firm Units listed next to the names of all underwriters listed in Schedule I.

In addition to the discount from the public offering price represented by the Purchase Price set forth in the first sentence of this Section 2, the Company hereby agrees to pay to the Underwriters a deferred discount of $0.35 per Unit (including both Firm Securities and Additional Securities) purchased hereunder (the “Deferred Discount”), which Deferred Discount will be deposited and held in the Trust Account and payable directly from the Trust Account, without accrued interest, to the Underwriters, upon the Company’s consummation of its initial Business Combination. The Underwriters hereby agree that if no Business Combination is consummated within the time period provided in the Articles of Association and the funds held under the Trust Agreement are distributed to the holders of the Public Shares (the “Public Shareholders”), (i) the Underwriters will forfeit any rights or claims to the Deferred Discount and (ii) the trustee under the Trust Agreement will be authorized to distribute the Deferred Discount to the Public Shareholders in accordance with the Articles of Association.

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3.            Terms of Public Offering. The Company is advised by the Underwriters that the Underwriters propose to make a public offering of the Securities as soon after the Registration Statement and this Agreement have become effective as in the Underwriters’ judgment is advisable (the “Offering”). The Company is further advised by the Underwriters that the Securities are to be offered to the public initially at $10.00 per Unit (the “Public Offering Price”) and to certain dealers selected by the Underwriters at a price that represents a concession not in excess of $[●] per Unit under the Public Offering Price.

4.            Payment and Delivery. Payment for the Firm Securities shall be made by wire transfer of immediately available funds to the Trust Account against delivery to the Underwriters of the security entitlements in respect of the Firm Securities through the facilities of The Depository Trust Company (“DTC”) or, if the Underwriters shall have otherwise instructed, against delivery to the Underwriters of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Securities. Such payment for and delivery of the Firm Securities shall be made at 10:00 a.m. New York City time, on [●], 2021, or at such other time on the same or such other date, not later than [●], 2021, as shall be agreed upon in writing by the Company and the Underwriters. The time and date of such payment and delivery is hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made by wire transfer of immediately available funds to the Trust Account against delivery to the Underwriters of the security entitlements in respect of such Additional Securities through the facilities of DTC or, if the Underwriters shall have otherwise instructed, against delivery to the Underwriters of certificates (in form and substance satisfactory to the Underwriters) representing such Additional Securities. Such payment for and delivery of Additional Securities shall be made at 10:00 a.m. New York City time, on the date specified in the corresponding notice described in Section 2 hereof, or at such other time on the same or such other date, not later than the [third] business day after the date specified in such notice, as shall be designated in writing by the Underwriters. In addition to the conditions provided for in Section 5(m), payment by the Underwriters for any Additional Securities to be purchased on an Option Closing Date shall be contingent on the payment by the Sponsor to the Trust Account of the following amount at least one business day prior to such Option Closing Date: an amount equal to such portion of the gross proceeds from the Private Placement Warrants sold by the Company to the Sponsor on such Option Closing Date as would cause the amount in the Trust Account (after giving effect to the amounts previously deposited in the Trust Account, the payment for such Additional Securities and such Sponsor payment) to equal the product of the number of Securities so far sold hereunder (including such Additional Securities) and the Public Offering Price per Unit.

Any Securities purchased hereunder shall be registered in such names and in such denominations as the Underwriters shall request at least one business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.

The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Securities to the Underwriters and (ii) any withholding required by law.

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5.           Conditions to the Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Securities on the Closing Date are subject to the accuracy of the representations and warranties on the part of the Company contained herein or in certificates of any officer or other representative of the Company and delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following further conditions:

(a)            the Registration Statement shall have become effective on the date hereof.

(b)            Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)           no order suspending the effectiveness of the Registration Statement shall be in effect, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for any of those purposes or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; and

(ii)           there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, whether or not arising in the ordinary course of business, from that set forth in the Time of Sale Prospectus that, in the Underwriters’ judgment, is material and adverse and that makes it, in the Underwriters’ judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(c)          The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer or the Chief Financial Officer of the Company, to the effect set forth in Section 5(b) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(d)           The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Morrison & Foerster LLP, outside counsel for the Company, dated the Closing Date, in a form acceptable to the Underwriters.

(e)           The Underwriters shall have received on the Closing Date an opinion letter of Appleby, Cayman Islands counsel for the Company, dated the Closing Date, in a form acceptable to the Underwriters.

(f)           The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, dated the Closing Date, in a form acceptable to the Underwriters.

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(g)            The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Marcum, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h)            The Company shall have delivered to the Underwriters executed copies of the Transaction Agreements and each shall be in full force and effect on the Closing Date.

(i)           FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting or other arrangements of the transactions contemplated hereby.

(j)           The Securities shall have been duly listed, and admitted and authorized for trading, on Nasdaq, subject to notice of issuance, satisfactory evidence of which shall have been provided to the Underwriters.

(k)            At least one business day prior to the Closing Date, the Company shall have caused proceeds from the Private Placement Warrants to be sold by the Company to the Sponsor on the Closing Date to be deposited into the Trust Account such that the cumulative amount deposited into the Trust Account as of the Closing Date shall equal the product of the number of Securities sold on the Closing Date and the Public Offering Price per Unit.

(l)            No order preventing or suspending the sale of the Securities in any jurisdiction designated by the Underwriters pursuant to Section 6(j) hereof shall have been issued as of the Closing Date, and no proceedings for that purpose shall have been instituted or shall have been threatened.

(m)          Counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to render the opinions or make the statements requested by the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein; and all proceedings taken by the Company in connection with the offer and sale of the Securities as contemplated herein shall be satisfactory in form and substance to the Underwriters and counsel to the Underwriters.

(n)           The several obligation of the Underwriters to purchase Additional Securities hereunder are subject to the delivery to the Underwriters on the applicable Option Closing Date of the following:

(i)            a certificate, dated the Option Closing Date and signed by the Chief Executive Officer or the Chief Financial Officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 5(c) hereof remains true and correct as of such Option Closing Date;

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(ii)            an opinion and negative assurance letter of Morrison & Foerster LLP, outside counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date in a form acceptable to the Underwriters;

(iii)          an opinion of Appleby, Cayman Islands counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date in a form acceptable to the Underwriters;

(iv)         an opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date in a form acceptable to the Underwriters;

(v)          a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from Marcum LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(f) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than three business days prior to such Option Closing Date; and

(vi)         such other documents as the Underwriters may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities to be sold on such Option Closing Date and other matters related to the issuance of such Additional Securities.

6.            Covenants of the Company. The Company covenants with the Underwriters as follows:

(a)            To comply with the requirements of Rule 430A under the Securities Act, and to notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Securities shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission regarding the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of any Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with any offer or sale of Securities. The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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(b)            To furnish to the Underwriters, without charge, one signed copy of the Registration Statement, as originally filed and each amendment thereto (including exhibits thereto) and a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Underwriters in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(g) or 6(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Underwriters may reasonably request. The signed copy of the Registration Statement and each amendment thereto, and the copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto furnished to the Underwriters in accordance with this Section 6(b) shall be identical to the electronically transmitted copies thereof filed with the Commission through its EDGAR website, except to the extent permitted by Regulation S-T.

(c)            Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Underwriters a copy of each such proposed amendment or supplement within a reasonable amount of time prior to the filing of such amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object.

(d)            To effect all filings required under Rule 424(b) and Rule 430A under the Securities Act in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing the Rule 430A Information shall have been filed with, and declared effective by, the Commission in accordance with the requirement of Rule 430A, and to take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) under the Securities Act was received for filing by the Commission and, in the event that it was not, to promptly file such prospectus.

(e)           The Company will not make any offer relating to the Securities that constitutes or would constitute a free writing prospectus or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act.

(f)            Not to take any action that would result in the Underwriters or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

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(g)            If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission (subject to Section 6(c)) and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h)          If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales of the Securities by the Underwriters or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission (subject to Section 6(c)) and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Securities may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i)         During such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales of the Securities by the Underwriters or a dealer, the Company will, subject to Section 6(c), file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods prescribed by, and meeting the requirements of, the Exchange Act. Additionally, the Company shall report the use of the net proceeds from the sale of any Securities as may be required under the Securities Act, including, if applicable, Rule 463 under the Securities Act.

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(j)            To use its commercially reasonable efforts to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to maintain such qualifications in effect so long as required to complete the sale of the Securities contemplated by this Agreement; provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or subject itself to taxation in such jurisdiction in which it is not otherwise subject, or would be required to qualify to do business in any jurisdiction where it is not now so qualified. Until the earliest of (i) the date on which all Underwriters shall have ceased to engage in market-making activities in respect of the Securities, (ii) the date on which the Securities are listed on Nasdaq (or any successor thereof), (iii) a going private transaction or acquisition of the Company after the completion of a Business Combination, and (iv) the date of the Liquidation, in each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required to qualify the Securities for offering and sale under the securities laws of such jurisdiction.

(k)            To make generally available to the Company’s security holders and to the Underwriters as soon as practicable an earnings statement or statements of the Company which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(l)            To promptly notify the Underwriters if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Securities Act and (b) completion of the Restricted Period referred to in Section 6.

(m)          If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include any untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(n)          The Company agrees that neither it nor any affiliate of the Company will take, directly or indirectly, any action that is designed, or might reasonably be expected, to cause or result in, or any action that constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Securities or a violation of Regulation M under the Exchange Act.

(o)            For a period commencing on the Effective Date and ending five (5) years from the date of the consummation of the initial Business Combination or until such earlier time at which the Liquidation (as defined below) occurs or the Company is acquired or completes a going private transaction in a transaction where the Ordinary Shares are no longer outstanding (as applicable, the “Termination Date”), the Company will use its commercially reasonable efforts to maintain the registration of the Units (unless all of the Units have been separated in connection with or prior to the consummation of the Company’s initial Business Combination), the Ordinary Shares and the Public Warrants under the provisions of the Exchange Act. The Company will not deregister the Units, the Ordinary Shares or the Public Warrants under the Exchange Act prior to the Termination Date without the prior written consent of the Underwriters.

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(p)            The Company shall, on the date hereof, retain its independent registered public accounting firm to audit the balance sheet of the Company as of the Closing Date (the “Audited Balance Sheet”) reflecting the receipt by the Company of the proceeds of the Offering on the Closing Date. As soon as the Audited Balance Sheet becomes available, the Company shall promptly, but not later than four (4) business days after the Closing Date, file a Current Report on Form 8-K with the Commission, which Current Report shall contain the Company’s Audited Balance Sheet. Additionally, upon the Company’s receipt of the proceeds from the sale of all or any portion of the Additional Securities, the Company shall promptly, but not later than four (4) business days after the receipt of such proceeds, file a Current Report on Form 8-K with the Commission, which Current Report shall disclose the Company’s sale of such Additional Securities and its receipt of the proceeds therefrom.

(q)           Until the Termination Date, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Form 10-Q quarterly report and the mailing, if any, of quarterly financial information to the Company’s shareholders.

(r)           Until the Termination Date, the Company shall, to the extent such information or documents are not otherwise publicly available, upon written request from the Underwriters, furnish to the Underwriters copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Underwriters: (i) a copy of such registration statements, financial statements and periodic and special reports as the Company shall be required to file with the Commission and from time to time furnishes generally to holders of any such class of its securities in their capacities as such; and (ii) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Underwriters may from time to time reasonably request, all subject to the execution of a satisfactory confidentiality agreement. Any registration statements, financial statements, periodic and special reports or other additional documents referred to in the preceding sentence filed or furnished on the Commission’s EDGAR website will be considered furnished for the purposes of this Section 6(r).

(s)            Until the Termination Date, the Company shall retain a transfer and warrant agent.

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(t)            The Company will not consummate an initial Business Combination with any entity that is affiliated with the Sponsor or any of the Company’s officers or directors unless it or a committee of independent and disinterested directors obtains an opinion from an independent investment banking firm which is a member of FINRA, or from another valuation or appraisal firm that regularly renders fairness opinions, that such Business Combination is fair to the Company from a financial point of view. Other than as set forth in this Section 6(t), the Company shall not pay the Sponsor or its affiliates or any of the Company’s officers, directors or any of their respective affiliates any fees or compensation for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided, however, that such officers, directors and affiliates (i) may receive reimbursement for out-of-pocket expenses incurred by them in connection with activities on the Company’s behalf; (ii) may be repaid loans as described in the Registration Statement, provided further; and (iii) may be paid $10,000 per month for office space, administrative and support services pursuant to the administrative services agreement between the Company and the Sponsor, however, that no such payments shall be made from the proceeds of the Offering deposited in the Trust Account prior to the completion of the initial Business Combination.

(u)            The Company will apply the net proceeds from the offering and the sale of the Private Placement Warrants received by it in a manner consistent in all material respects with the applications described under the caption “Use of Proceeds” in the Time of Sale Prospectus and the Prospectus.

(v)         For a period of 60 days following the Effective Date, in the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, or has provided or will provide any investment banking, financial, advisory and/or consulting services to the Company, the Company agrees that it shall promptly provide to FINRA (via a FINRA submission), the Underwriters and counsel for the Underwriters a notification prior to entering into the agreement or transaction relating to a potential Business Combination: (i) the identity of the person or entity providing any such services; (ii) complete details of all such services and copies of all agreements governing such services prior to entering into the agreement or transaction; and (iii) justification as to why the value received by any person or entity for such services is not underwriting compensation for the Offering. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the tender offer materials or proxy statement, as applicable, which the Company may file with the Commission in connection with the Business Combination for purposes of offering redemption of Public Shares held by its shareholders or for soliciting shareholder approval, as applicable.

(w)         The Company shall advise FINRA, the Underwriters and counsel for the Underwriters if it is aware that any 10% or greater shareholder of the Company becomes an affiliate or associated person of a Member participating in the distribution of the Securities.

(x)          The Company shall cause the proceeds of the Offering and the sale of the Private Placement Warrants to be held in the Trust Account to be invested only in United States government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Time of Sale Prospectus and the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will not be required to register as an investment company under the Investment Company Act.

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(y)            During the period prior to the Company’s initial Business Combination or Liquidation, the Company may instruct the trustee under the Trust Agreement to release from the Trust Account, solely from interest income earned on the funds held in the Trust Account, the amounts necessary to pay taxes. Otherwise, all funds held in the Trust Account (including any interest income earned on the amounts held in the Trust Account and not previously released to the Company to pay taxes) will remain in the Trust Account until the earlier of the consummation of the Company’s initial Business Combination or the Liquidation, or prior to such time, to the extent required to pay for the redemption of the Public Shares of Public Shareholders who properly redeem their Public Shares in connection with a shareholder vote to approve an amendment to the Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Public Shares if the Company does not consummate an initial Business Combination within twenty-four (24) months from the Closing Date or (B) with respect to any other provision relating to the rights of holders of the Ordinary Shares; provided, however, that in the event of the Liquidation, up to $100,000 of interest income may be released to the Company if the proceeds of the Offering held by the Company outside of the Trust Account are not sufficient to cover the costs and expenses associated with implementing the Company’s plan of dissolution.

(z)         The Company will reserve and keep available that maximum number of its authorized but unissued Shares that are issuable upon exercise of any of the Public Warrants and Private Placement Warrants outstanding from time to time and upon the conversion of the Founder Shares.

(aa)          Prior to the earlier of the consummation of an initial Business Combination and the Liquidation, the Company shall not issue any Shares, Warrants or any options or other securities convertible into Shares, or any preference shares, in each case, that participate in any manner in the Trust Account or that vote as a class with the Shares on a Business Combination.

(bb)        Prior to the earlier of the consummation of an initial Business Combination and the Liquidation, the Company’s audit committee will review on a quarterly basis all payments made to any of the Sponsor, to the Company’s officers or directors, or to the Company’s or any of such other persons’ respective affiliates.

(cc)         The Company agrees that it will use commercially reasonable efforts to prevent the Company from becoming subject to Rule 419 under the Securities Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

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(dd)        To the extent required by Rule 13a-15(e) under the Exchange Act, the Company will maintain “disclosure controls and procedures” (as defined under Rule 13a-15(e) under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with U.S. GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee)          The Company will use commercially reasonable efforts to effect and, for a period commencing on the Effective Date and ending at least five years from the date of the consummation of an initial Business Combination or until such earlier time at which the Liquidation occurs, maintain the listing of the Securities (except after the consummation of the initial Business Combination), Public Shares and Public Warrants on Nasdaq.

(ff)           As soon as legally required to do so, the Company and its directors and officers, in their capacities as such, shall take all actions necessary to comply with any applicable provisions of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications, and to comply with the Nasdaq Marketplace Rules.

(gg)       The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Articles of Association.

(hh)        The Company will seek to have all vendors, service providers (other than independent accountants), prospective target businesses, lenders and other entities with which it does business enter into agreements waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the Public Shareholders. The Company may forego obtaining such waivers only if the Company’s management shall have determined that such third party’s engagement would be significantly more beneficial to the Company than any alternative.

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(ii)           The Company, subject to any applicable provision of the Articles of Association, may consummate the initial Business Combination and conduct redemptions of Public Shares for cash upon consummation of such Business Combination without a shareholder vote pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, including the filing of tender offer documents with the Commission. Such tender offer documents will contain substantially the same financial and other information about the initial Business Combination and the redemption rights as is required under the Commission’s proxy rules and will provide each shareholder of the Company with the opportunity prior to the consummation of the initial Business Combination to redeem the Public Shares held by such shareholder for an amount of cash equal to (A) the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the consummation of the initial Business Combination, representing (x) the proceeds held in the Trust Account from the offering and the sale of the Private Placement Warrants and (y) any interest income earned on the funds held in the Trust Account (which interest shall be net of taxes payable) divided by (B) the total number of Public Shares then outstanding. If, however, the Company elects not to file such tender offer documents, a shareholder vote is required by applicable law or stock exchange rules in connection with the initial Business Combination, or the Company decides to hold a shareholder vote for business or other legal reasons, the Company will submit such Business Combination to the Company’s shareholders for their approval (“Business Combination Vote”). With respect to the Business Combination Vote, if any, the Sponsor and the Company’s officers and directors have agreed to vote all of their Founder Shares and any other Shares they may acquire during or after the Offering in favor of the Company’s initial Business Combination. If the Company seeks shareholder approval of the initial Business Combination, the Company will offer to each Public Shareholder holding Public Shares the right to have its Public Shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules of the Commission at a per share redemption price (the “Redemption Price”) equal to (I) the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the consummation of the initial Business Combination, representing (1) the proceeds held in the Trust Account from the offering and the sale of the Private Placement Warrants and (2) any interest income earned on the funds held in the Trust Account (which interest shall be net of any taxes payable), divided by (II) the total number of Public Shares then outstanding. If the Company seeks shareholder approval of the initial Business Combination, the Company may proceed with such Business Combination only if the Company receives an ordinary resolution under Cayman Islands law, which requires the affirmative vote of holders of a majority of the Company’s shares which, being so entitled, are voted thereon in person or by proxy at a quorate general meeting of the Company or a unanimous written resolution of all of the Company’s shareholders entitled to vote at a general meeting of the Company. If, after seeking and receiving such shareholder approval, the Company elects to so proceed, it will redeem Public Shares, at the Redemption Price, from those Public Shareholders who affirmatively requested such redemption and did not validly withdraw. Only Public Shareholders holding Public Shares who properly exercise their redemption rights, in accordance with the applicable tender offer or proxy materials related to such Business Combination and the Articles of Association, shall be entitled to receive distributions from the Trust Account in connection with an initial Business Combination, and the Company shall pay no distributions with respect to any other holders of shares of the Company in connection therewith. In the event that the Company does not effect a Business Combination by twenty-four (24) months from the Closing Date (or such later date as has been approved pursuant to a valid amendment to the Articles of Association), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under the law of Cayman Islands to provide for claims of creditors and the requirements of other applicable law. Only Public Shareholders holding Public Shares shall be entitled to receive such redemption amounts and the Company shall pay no such redemption amounts or any distributions in liquidation with respect to any other shares of the Company. The Company will not propose any amendment to the Articles of Association that would affect the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the outstanding Public Shares if the Company has not consummated a Business Combination within twenty-four (24) months from the Closing Date (or such later date as has been approved pursuant to a valid amendment to the Articles of Association), or with respect to any other provision relating to the rights of holders of the Ordinary Shares, as described in the Articles of Association unless the Company shall provide to the Public Shareholders the right to redeem their Public Shares in connection with such amendment.

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(jj)         In the event that the Company desires or is required by an applicable law or regulation to cause an announcement (“Business Combination Announcement”) to be placed in The Wall Street Journal, The New York Times or any other news or media publication or outlet or to be made via a public filing or submission with the Commission announcing the consummation of a Business Combination that indicates that the Underwriters were the underwriters in the Offering, the Company shall supply the Underwriters with a draft of the Business Combination Announcement and provide the Underwriters with a reasonable advance opportunity to comment thereon, subject to the agreement of the Underwriters to keep confidential such draft announcement in accordance with the Underwriters’ standard policies regarding confidential information.

(kk)       Upon the consummation of its initial Business Combination, the Company will direct CST to pay the Underwriters the Deferred Discount out of the proceeds of the Offering held in the Trust Account. The Underwriters shall have no claim to payment of any interest earned on the portion of the proceeds held in the Trust Account representing the Deferred Discount. If the Company fails to consummate its initial Business Combination within twenty-four (24) months from the closing of the Offering (or such later date as has been approved pursuant to a valid amendment to the Articles of Association), the Deferred Discount will not be paid to the Underwriters and will, instead, be included in the liquidation distribution of the proceeds held in the Trust Account made to the Public Shareholders. In connection with any such Liquidation, the Underwriters forfeit any rights or claims to the Deferred Discount. For purposes of this Agreement, “Liquidation” means the distributions of the Trust Account to the Public Shareholders in connection with the redemption of the Public Shares held by the Public Shareholders pursuant to the terms of the Articles of Association if the Company fails to consummate an initial Business Combination.

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(ll)          Upon the earlier to occur of the expiration or termination of the Underwriters’ over-allotment option, the Company shall cancel or otherwise effect the forfeiture of Founder Shares from the Sponsor, in an aggregate amount equal to the number of Founder Shares determined by multiplying (a) 937,500 by (b) a fraction, (i) the numerator of which is 3,750,000 minus the number of Securities purchased by the Underwriters upon the exercise of its over-allotment option, and (ii) the denominator of which is 3,750,000. For the avoidance of doubt, if the Underwriters exercise their over-allotment option in full, the Company shall not cancel or otherwise effect the forfeiture of any of the Founder Shares pursuant to this Section 6(ll).

(mm)      The Company will deliver to the Underwriters (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as the Underwriters may reasonably request in connection with the verification of the foregoing Certification.

The Company also covenants with the Underwriters that, without the prior written consent of the Underwriters, it will not, and will not publicly disclose an intention to, (x) during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Units, Warrants or Shares beneficially owned (as such term is used in Rule 13d-3 under the Exchange Act) or any other securities so owned convertible into or exercisable or exchangeable for Shares, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, Warrants or Shares or any other securities convertible into or exercisable or exchangeable for Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the applicable securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Units, Warrants or Shares or any securities convertible into or exercisable or exchangeable for Shares; provided, however, that the foregoing shall not apply to the forfeiture of a portion of the Founder Shares pursuant to their terms and the Company may (1) issue and sell the Private Placement Warrants, (2) issue and sell the Additional Securities on exercise of the option provided for in Section 2 hereof and (3) issue securities in connection with an initial Business Combination, or (y) release the Sponsor or any officer or director of the Company from the 180-day lock-up contained in the Insider Letter.

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7.            Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel (including U.S. and Cayman Islands counsel) and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(j) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and clearance of the offering of the Securities by FINRA (such fees and disbursements of counsel pursuant to this clause (iv) not to exceed $25,000), (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Units, the Public Shares and the Public Warrants and all costs and expenses incident to listing the Units, the Public Shares and Public Warrants on Nasdaq, (vi) the cost of printing certificates representing the Securities, (vii) the costs and charges of any trustee, warrant agent, transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities or any “testing-the-waters presentations”, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show or “testing-the-waters presentations” (with the remaining 50% of the cost of such aircraft to be paid by the Underwriters), (ix) the document production charges and expenses associated with printing this Agreement, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 7. It is understood, however, that except as provided in this Section 7, Section 9 entitled “Indemnity and Contribution” and Section 11 below, the Underwriters will pay all of its costs and expenses, including fees and disbursements of its counsel, share transfer or stamp taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

8.           Covenant of the Underwriters. The Underwriters, severally and not jointly, covenant with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriters that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriters.

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9.            Indemnity and Contribution.

(a)            The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in paragraph (b) below.

(b)            Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any road show or the Prospectus or any amendment or supplement thereto. The Company acknowledges and agrees that the only such information furnished by or on behalf of any Underwriter consists of the statements set forth under the heading “Underwriting”: (x) the sentence related to the Underwriters’ intention not to make sales to discretionary accounts and (y) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

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(c)            In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred and documented fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonably incurred and documented fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriters, in the case of parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)            To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Securities they have purchase hereunder, and not joint.

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(e)            The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters, any person controlling the Underwriters or any affiliate of the Underwriters, or, by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

10.            Default of Underwriters. If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate number of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities to be purchased on such date, and arrangements satisfactory to Morgan Stanley and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either Morgan Stanley or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate number of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

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11.            Termination. The Underwriters may terminate this Agreement by notice given by the Underwriters to the Company, if, after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE American, the NASDAQ Select Global Market or Nasdaq, (ii) trading of any securities of the Company shall have been suspended on Nasdaq (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Underwriters’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Underwriters’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

12.            Effectiveness; Expense Reimbursement upon Company Breach. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto. If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all out- of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

13.            Entire Agreement.

(a)            This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the Offering, and the purchase and sale of the Securities.

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(b)            The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Company and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

14.            Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 14 a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15.            Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

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16.            Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17.            Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18.            Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to Morgan Stanley & Co. LLC at 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department and to Credit Suisse Securities (USA) LLC at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: [●]; if to the Company shall be delivered, mailed or sent to Laris Media Acquisition Corp, 14918 S Figueroa Street, Gardena, CA 90248, Attention: Andrew Ho, Andrew@larispartners.com, with a copy to Morrison & Foerster LLP, 2100 L Street NW Suite 900 Washington, DC 20037, Attention: Justin R. Salon, JustinSalon@mofo.com.

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Very truly yours,

LARIS MEDIA ACQUISITION CORP

By:
Name:
Title:

Accepted as of the date hereof.

MORGAN STANLEY & CO. LLC

By:
Name:
Title:

Accepted as of the date hereof.

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

SCHEDULE I

Underwriters	Number of Firm Securities To Be Purchased
Morgan Stanley & Co. LLC
Credit Suisse Securities (USA) LLC
Total:	25,000,000

I-1

SCHEDULE II

Time of Sale Prospectus

Preliminary Prospectus dated [●], 2021

Laris Media Acquisition Corp priced 25,000,000 Units at $10.00 per Unit plus an additional 3,750,000 Units if the Underwriters exercises its over-allotment option in full.

II-1

SCHEDULE III

Schedule of Written Testing-The-Waters Communications

Reference is made to the materials used in the testing-the-waters presentations made to potential investors by the Company, to the extent such materials are deemed to be “written communications” within the meaning of Rule 405 under the Securities Act.

III-1